EXHIBIT 99.6


                               FOURTH AMENDMENT
                         TO THIRD AMENDED AND RESTATED
                        RECEIVABLES PURCHASE AGREEMENT

                         dated as of January 31, 2003

                                     among

                                MILACRON INC.,

                          MILACRON COMMERCIAL CORP.,
                                  as Seller,

                                D-M-E COMPANY,
                              as DME Subservicer,

                             UNILOY MILACRON INC.,
                                as Subservicer,

                             TALBOT HOLDINGS, LLC,
                                as Subservicer,

                          MILACRON MARKETING COMPANY,
                             as initial Servicer,

                      MARKET STREET FUNDING CORPORATION,
                                 as Purchaser,

                                      and

                        PNC BANK, NATIONAL ASSOCIATION,
                               as Administrator.

          This FOURTH AMENDMENT TO THE THIRD AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT (this "Amendment") dated as of January 31, 2003 is among MILACRON INC. ("Parent"), MILACRON COMMERCIAL CORP., as Seller, UNILOY MILACRON INC., as Subservicer, TALBOT HOLDINGS, LLC, as Subservicer, D-M-E COMPANY, as DME Subservicer, MILACRON MARKETING COMPANY, as initial Servicer (Parent, Seller, Subservicers and DME Subservicer each a "Seller Party" and collectively the "Seller Parties"), MARKET STREET FUNDING CORPORATION, as Purchaser, and PNC BANK, NATIONAL ASSOCIATION, as Administrator.

                                  BACKGROUND

          A. The parties hereto have entered into the Third Amended and Restated Receivables Purchase Agreement (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Market Street Purchase Agreement") dated as of November 15, 2001 pursuant to which, among other things, the Seller agreed to sell, and the Purchaser agreed to purchase, the Pool Receivables and Related Assets;

          B. The parties hereto wish to amend the Market Street Purchase Agreement as set forth below;

          NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

          SECTION 1. Definitions. Except as otherwise defined herein, capitalized terms used in this Amendment have the meanings set forth in the Market Street Purchase Agreement.

          SECTION 2. Amendments. Section 1.01 of the Market Street Purchase Agreement is amended by:

          (a)  amending the first proviso in its entirety to read as follows:

          "provided that no Purchase shall be made by Purchaser if, after giving effect thereto, either (a) the then Purchaser's Total Investment would exceed $45,000,000 (the `Purchase Limit'), or (b) the Asset Interest, expressed as a percentage of Net Pool Balance, would exceed 100% (the `Allocation Limit')"; and

          (b)  inserting the following new sentence at the end thereof:

              "The Purchase Limit shall be decreased (i) by $2,500,000 concurrently with the sale, transfer or other disposal of all or substantially all of the Grinding Wheels division of Marketing Co. and (ii) by $2,500,000 concurrently with the sale, transfer or other disposal of all or substantially all of the membership interests and/or assets of Talbot Holdings, LLC."

          SECTION 3. Representations and Warranties. Each Seller Party represents and warrants with respect to such Seller Party as follows:

              (a) this Amendment has been duly authorized, executed and delivered on its behalf, and the Market Street Purchase Agreement, as so amended, and each of the other Transaction Documents to which any Seller Party is a party constitutes such Seller Party's legal, valid and binding obligation, enforceable against it in accordance with the terms hereof or thereof except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether considered in a proceeding in equity or at law);

              (b) the representations and warranties made by such Seller Party in the Transaction Documents are true and correct as of the date hereof (except to the extent that such representations and warranties expressly relate to an earlier date, in which case they were true as of such earlier date); and

              (c) after giving effect to this Amendment, no Liquidation Event (or Unmatured Liquidation Event) shall exist as of the Amendment Effective Date.

          SECTION 4. Closing Conditions. This Amendment shall become effective on the first date (the "Amendment Effective Date") on which the Administrator shall have received:

          (a)  this Amendment duly executed by the parties hereto and thereto;
and

          (b) such other agreements, instruments, certificates, opinions and other documents as the Administrator may reasonably request.

          SECTION 5. Miscellaneous. (a) THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO CONFLICT OF LAW PRINCIPLES.

          (b) This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original, and all of which together shall constitute one and the same agreement.

          (c) Any reference to the Market Street Purchase Agreement contained in any notice, request, certificate or other document executed concurrently herewith or after the date hereof shall be deemed to be a reference to the Market Street Purchase Agreement as amended hereby. Except as expressly modified hereby, the Transaction Documents hereby are ratified and confirmed by the parties hereto, and remain in full force and effect.

          IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute this Amendment as of the day and year first above written.

                                   MILACRON INC.


                                   By:  /s/ Robert P. Lienesch
                                      -----------------------------------------
                                   Title: Vice President - Finance and Chief
                                          Financial Officer


                                   MILACRON COMMERCIAL CORP., as Seller


                                   By:  /s/ Robert P. Lienesch
                                      -----------------------------------------
                                   Title: Treasurer and Assistant Secretary


                                   D-M-E COMPANY, as DME Subservicer


                                   By:  /s/ Robert P. Lienesch
                                      -----------------------------------------
                                   Title: Treasurer


                                   UNILOY MILACRON INC., as Subservicer


                                   By:  /s/ Robert P. Lienesch
                                      -----------------------------------------
                                   Title: Treasurer


                                   TALBOT HOLDINGS, LLC, as Subservicer


                                   By:  /s/ Robert P. Lienesch
                                      -----------------------------------------
                                   Title: Treasurer and Assistant Secretary


                                   MILACRON MARKETING COMPANY, as the initial
                                   Servicer


                                   By:  /s/ Robert P. Lienesch
                                      -----------------------------------------
                                   Title: Treasurer

                                   MARKET STREET FUNDING CORPORATION, as
                                   Purchaser


                                   By:  /s/ Evelyn Echevarria
                                      -----------------------------------------
                                   Title: Vice President


                                   PNC BANK, NATIONAL ASSOCIATION, as
                                   Administrator


                                   By:  /s/ John Smathers
                                      -----------------------------------------
                                   Title: Vice President